UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) July 3, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code (313) 556-5000
                                                         --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{X} Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On July 3, 2006 General Motors Corporation (GM) issued a news release announcing June 2006 sales. The release is as follows:

Highest Monthly Sales Of 2006: GM Delivers 413,473 Vehicles
Sales up 15.2 Percent Compared To May
Launch Vehicles Continue Momentum
Highest Market Share of 2006 Anticipated

DETROIT - General Motors' dealers in the United States sold 413,473 new cars and trucks in June, the company's best sales performance year-to-date, up 15.2 percent, or about 68,000 units, compared with May.

"I am proud of our June sales results, especially since they reflect our highest sales month so far this year," said Mark LaNeve, General Motors North America vice president, Vehicle Sales, Service and Marketing. "Our launch vehicles had their best sales results so far this year, as evidenced by the sales gains of our all-new full-size utilities. We also had strong sales of the Chevrolet Impala (30,716 vehicles), HHR (9,503), Buick Lucerne (10,690), Pontiac G6 (17,074) and Torrent (4,789)."

GM posted strong passenger car sales with Pontiac leading the way, up 28.7 percent over May and up 12.1 percent over June 2005 on the strength of G6 and G6 convertible hardtop sales. G6 set an all-time sales record and is up 39.9 percent for the first six months of the year. Solstice continues to be one of the hottest cars in the country, and the Torrent crossover also achieved an all-time sales record, up 35.8 percent over May. Other GM divisions posted solid results with Saturn sales up 49.1 percent over May levels. Chevrolet small cars posted robust sales with Cobalt up 21.9 percent, and Aveo up 23.5 percent, compared with May. Also, Impala sales were up 24.6 percent over May.

On the truck side of the market, GM sold 33,148 2007 full-size utilities (including Luxury) in June. Total sales of all GM launch vehicles were up 21.8 percent compared with May and accounted for 25.5 percent of GM's total deliveries for the month. The success of GM's launch vehicles is one of the key components of GM's North America turnaround plan.

"Our customers have told us that success in the marketplace depends on a combination of great new products, strong brands and segment-leading fuel economy, and that is exactly the turnaround strategy we are executing," LaNeve said.

Chevrolet HHR, Equinox, Saturn Vue and Pontiac Torrent pushed total small utility sales up 25.3 percent compared with a year ago. HHR had its best retail sales month since launch setting an all-time sales record for June and CYTD.

GM sports cars also posted solid June sales results, with a 60.1 percent improvement compared with year-ago levels. Corvette sales were up 21.6 percent and Pontiac Solstice and Saturn Sky continue their brisk sales, with Solstice remaining on dealers' lots an average of 13 days and Sky remaining on lots 10 days.

GM's luxury utilities posted strong sales in June, with the all-new 2007 Cadillac Escalade selling 2,604 units; 2007 Escalade ESV selling 1,782 units; and Cadillac SRX sales increasing 31.6 percent compared with one year ago with 2,489 units sold.

GM will continue to introduce an array of new vehicles throughout 2006, including the Saturn AURA, all-new Chevrolet Silverado and GMC Sierra full-size pickups, the fuel-efficient Saturn Vue Green Line Hybrid, and GMC Acadia and Saturn Outlook crossovers.

June 2005 was the strongest sales month in 19 years with 558,092 deliveries. Compared with last year, June 2006 sales were down 25.9 percent with total car sales down 2.3 percent, and truck sales down 36.8 percent.

"By any measure ... quality of share, launch performance, mix and revenue ... June was a very solid month for GM. Comparing our total volume with last year's employee discount-driven phenomenon is like comparing a home run to a grand slam. Either way, you are scoring runs," said LaNeve.


Certified Used Vehicles

June sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Used Cars from Saturn, Saab Certified Pre-Owned Vehicles and HUMMER Certified Pre-Owned Vehicles, were 43,352 units, equivalent to results last June. Total year-to-date certified GM sales are 263,597 units, up 1.5 percent from the same period last year.

GM Certified Used Vehicles, the industry's top-selling certified pre-owned brand, posted 37,155 sales in June, up 4 percent from June 2005. Year-to-date sales for GM Certified Used Vehicles are 228,678 units, up 4 percent.

GM Certified Used Vehicles, which sells Chevrolet, Buick, Pontiac, GMC and Oldsmobile models, reached a major milestone in June with the sale of its 2 millionth unit. GM Certified, the first manufacturer-certified brand to cross the 2 million sales threshold, set new category records for certified sales each of the last four years, and Chevrolet has been the industry's top-selling single-line make certified used vehicle since 2004. More than 1 million GM Certified units have been sold since 2004 and GM Certified is on track to set another annual sales record for the category this year.

Cadillac Certified Pre-Owned Vehicles posted 3,618 sales in June, up 6 percent from last June. Used Cars from Saturn sold 1,631 units, down 51 percent. Saab Certified Pre-Owned Vehicles sold 857 units, down 10 percent. In its sixth month of operation, HUMMER Certified Pre-Owned sold 91 units.

"June was another strong month for GM Certified Used Vehicles, the industry's top-selling certified pre-owned brand, with sales up 4 percent over last June and up more than 4 percent year-to-date over the same period last year," LaNeve said. "This month GM Certified Used Vehicles became the industry's first manufacturer-certified brand to reach 2 million sales and is key to our strategy to give customers terrific value on both new and certified used vehicles."

GM North America Reports June and 2006 Second Quarter Production; 2006 Third Quarter Production Forecast Remains Unchanged at 1.050 Million Vehicles

In June, GM North America produced 458,500 vehicles (172,500 cars and 286,000 trucks). This is up 40,000 units or 10 percent compared to June 2005 when the region produced 418,500 vehicles (144,500 cars and 274,000 trucks). (Production totals include joint venture production of 27,000 vehicles in June 2006 and 23,000 vehicles in June 2005.) Also, GM North America built 1.237 million vehicles (462,000 cars and 775,000 trucks) in the second quarter of 2006. This is down 10,000 units or 1 percent compared to second quarter 2005 when the region produced 1.247 million vehicles (458,000 cars and 789,000 trucks). Additionally, the region's 2006 third quarter production forecast remains unchanged at 1.050 million vehicles (405,000 cars and 645,000 trucks).

GM also announced 2006 revised second and third quarter production forecasts for its international regions.

GM Europe - The region's 2006 second quarter production forecast remains unchanged at 502,000 vehicles. In the second quarter of 2005 the region built 501,000 vehicles. The region's 2006 third quarter production forecast also remains unchanged at 372,000 vehicles. In the third quarter of 2005 the region built 412,000 vehicles.

GM Asia Pacific - GM Asia Pacific's 2006 second quarter production forecast is revised at 489,000 vehicles, down 15,000 units from last month's guidance. In the second quarter of 2005 the region built 398,000 vehicles. The region's 2006 third quarter production forecast is revised at 506,000 vehicles, down 10,000 units from last month's guidance. In the third quarter of 2005 the region built 409,000 vehicles.

GM Latin America, Africa and the Middle East - The region's 2006 second quarter production estimate is revised at 207,000 vehicles, down 8,000 units from last month's guidance. In the second quarter of 2005 the region built 195,000 vehicles. The region's 2006 third quarter production forecast remains unchanged at 217,000 vehicles. In the third quarter of 2005 the region built 207,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader for 75 years. Founded in 1908, GM today employs about 327,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2005, 9.17 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM operates one of the world's leading finance companies, GMAC Financial Services, which offers automotive, residential and commercial financing and insurance. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.


Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  June                   January - June
-------------------------------------------------------------------------------
 Curr S/D:   26                           % Chg
 Prev S/D:   26         2006      2005   per S/D     2006       2005    %Chg
-------------------------------------------------------------------------------

Vehicle Total         413,473   558,092   -25.9   2,066,957  2,352,370  -12.1
-------------------------------------------------------------------------------
Car Total             171,494   175,491    -2.3     816,959    919,111  -11.1
-------------------------------------------------------------------------------
Truck Total           241,979   382,601   -36.8   1,249,998  1,433,259  -12.8
-------------------------------------------------------------------------------
Light Truck Total     236,019   375,338   -37.1   1,219,078  1,401,510  -13.0
-------------------------------------------------------------------------------
Light Vehicle Total   407,513   550,829   -26.0   2,036,037  2,320,621  -12.3
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                 June                    January - June
-------------------------------------------------------------------------------
                                          % Chg
                        2006      2005   per S/D     2006       2005    %Chg
-------------------------------------------------------------------------------
Buick                  23,738    37,446   -36.6     125,116    148,854  -15.9
Cadillac               23,265    29,444   -21.0     110,620    121,600   -9.0
Chevrolet             243,353   326,632   -25.5   1,232,401  1,408,333  -12.5
GMC                    47,604    88,971   -46.5     233,748    308,302  -24.2
HUMMER                  5,661     6,754   -16.2      32,795     17,368   88.8
Oldsmobile                  0       145   ***.*          96      1,432  -93.3
Other - Isuzu           1,652     1,803    -8.4       7,092      7,414   -4.3
Pontiac                41,115    36,665    12.1     203,937    213,645   -4.5
Saab                    3,295     6,614   -50.2      17,691     20,968  -15.6
Saturn                 23,790    23,618     0.7     103,461    104,454   -1.0
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                   160,092   158,693     0.9     768,113    856,354  -10.3
-------------------------------------------------------------------------------
Light Truck           236,019   375,338   -37.1   1,219,078  1,401,510  -13.0
-------------------------------------------------------------------------------
Twenty-six selling days for the June period this year and twenty-six for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                   June 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 June                    January - June
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        26        26
-------------------------------------------------------------------------------
Century                     9       628   -98.6          74      5,379  -98.6
LaCrosse                7,423    10,694   -30.6      34,533     45,114  -23.5
LeSabre                   130    15,203   -99.1       1,917     46,361  -95.9
Lucerne                10,690         0   ***.*      47,123          0  ***.*
Park Avenue                 0       223   ***.*          30      1,916  -98.4
Regal                       0        26   ***.*          30        508  -94.1
      Buick Total      18,252    26,774   -31.8      83,707     99,278  -15.7
-------------------------------------------------------------------------------
CTS                     6,267     7,340   -14.6      29,049     33,108  -12.3
DeVille                    56     9,449   -99.4         609     30,211  -98.0
DTS                     5,879         0   ***.*      28,551          0  ***.*
Seville                     0         3   ***.*           9        125  -92.8
STS                     2,565     3,719   -31.0      12,449     17,477  -28.8
XLR                       307       478   -35.8       1,813      2,367  -23.4
      Cadillac Total   15,074    20,989   -28.2      72,480     83,288  -13.0
-------------------------------------------------------------------------------
Aveo                    7,426     9,058   -18.0      28,526     35,245  -19.1
Cavalier                   17       492   -96.5         270     17,337  -98.4
Classic                     5         7   -28.6           5     42,350  ***.*
Cobalt                 26,929    27,444    -1.9     119,952    102,981   16.5
Corvette                2,938     2,417    21.6      19,063     16,634   14.6
Impala                 30,716    16,579    85.3     144,730    123,760   16.9
Malibu                 15,443    17,745   -13.0      89,827    100,863  -10.9
Monte Carlo             3,039     2,931     3.7      17,383     18,342   -5.2
SSR                       359       773   -53.6       2,558      4,994  -48.8
      Chevrolet Total  86,872    77,446    12.2     422,314    462,506   -8.7
-------------------------------------------------------------------------------
Alero                       0       125   ***.*          67      1,046  -93.6
Aurora                      0         0   ***.*           0         18  ***.*
      Oldsmobile Total      0       125   ***.*          67      1,064  -93.7
-------------------------------------------------------------------------------
Bonneville                 82       948   -91.4         880      7,232  -87.8
G5                          5         0   ***.*           5          0  ***.*
G6                     17,074    11,874    43.8      74,762     53,441   39.9
Grand Am                   63       569   -88.9         640     29,800  -97.9
Grand Prix             10,755     9,524    12.9      53,998     48,504   11.3
GTO                     1,221     1,442   -15.3       5,537      6,907  -19.8
Solstice                1,846         0   ***.*      11,546          0  ***.*
Sunfire                    68     1,686   -96.0         717     19,598  -96.3
Vibe                    4,669     7,322   -36.2      22,022     33,320  -33.9
      Pontiac Total    35,783    33,365     7.2     170,107    198,802  -14.4
-------------------------------------------------------------------------------
9-2X                      122     1,999   -93.9         508      4,225  -88.0
9-3                     2,194     3,608   -39.2      12,089     13,373   -9.6
9-5                       439       691   -36.5       2,186      3,007  -27.3
      Saab Total        2,755     6,298   -56.3      14,783     20,605  -28.3
-------------------------------------------------------------------------------
ION                    11,704    10,043    16.5      50,640     48,920    3.5
Saturn L Series             0       451   ***.*          20      4,648  -99.6
Saturn Sky              1,054         0   ***.*       2,841          0  ***.*
      Saturn Total     12,758    10,494    21.6      53,501     53,568   -0.1
-------------------------------------------------------------------------------
        GM Total      171,494   175,491    -2.3     816,959    919,111  -11.1
-------------------------------------------------------------------------------
                 GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    160,092   158,693     0.9     768,113    856,354  -10.3
-------------------------------------------------------------------------------
GM Import              11,402    16,798   -32.1      48,846     62,757  -22.2
-------------------------------------------------------------------------------
      GM Total        171,494   175,491    -2.3     816,959    919,111  -11.1
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                   June 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 June                    January - June
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        26        26
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            18,252    26,774   -31.8      83,707     99,278  -15.7
Cadillac Total         15,074    20,989   -28.2      72,480     83,288  -13.0
Chevrolet Total        79,446    68,388    16.2     393,788    427,261   -7.8
Oldsmobile Total            0       125   ***.*          67      1,064  -93.7
Pontiac Total          34,562    31,923     8.3     164,570    191,895  -14.2
Saturn Total           12,758    10,494    21.6      53,501     53,568   -0.1
      GM North America
       Total*         160,092   158,693     0.9     768,113    856,354  -10.3
-------------------------------------------------------------------------------
Chevrolet Total         7,426     9,058   -18.0      28,526     35,245  -19.1
Pontiac Total           1,221     1,442   -15.3       5,537      6,907  -19.8
Saab Total              2,755     6,298   -56.3      14,783     20,605  -28.3
      GM Import Total  11,402    16,798   -32.1      48,846     62,757  -22.2
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            23,738    37,446   -36.6     125,116    148,854  -15.9
Cadillac Total         23,265    29,444   -21.0     110,620    121,600   -9.0
Chevrolet Total       243,353   326,632   -25.5   1,232,401  1,408,333  -12.5
GMC Total              47,604    88,971   -46.5     233,748    308,302  -24.2
HUMMER Total            5,661     6,754   -16.2      32,795     17,368   88.8
Oldsmobile Total            0       145   ***.*          96      1,432  -93.3
Other-Isuzu Total       1,652     1,803    -8.4       7,092      7,414   -4.3
Pontiac Total          41,115    36,665    12.1     203,937    213,645   -4.5
Saab Total              3,295     6,614   -50.2      17,691     20,968  -15.6
Saturn Total           23,790    23,618     0.7     103,461    104,454   -1.0
      GM Total        413,473   558,092   -25.9   2,066,957  2,352,370  -12.1
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    June 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 June                    January - June
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        26        26
-------------------------------------------------------------------------------
Rainier                 1,057     1,955   -45.9       8,218      7,550    8.8
Rendezvous              3,099     6,303   -50.8      26,522     33,417  -20.6
Terraza                 1,330     2,414   -44.9       6,669      8,609  -22.5
      Total Buick       5,486    10,672   -48.6      41,409     49,576  -16.5
-------------------------------------------------------------------------------
Escalade                3,074     3,643   -15.6      18,874     15,064   25.3
Escalade ESV            2,085     1,839    13.4       5,341      7,185  -25.7
Escalade EXT              543     1,082   -49.8       2,209      4,416  -50.0
SRX                     2,489     1,891    31.6      11,716     11,647    0.6
      Total Cadillac    8,191     8,455    -3.1      38,140     38,312   -0.4
-------------------------------------------------------------------------------
Astro                      64     1,436   -95.5         344     14,551  -97.6
C/K Suburban(Chevy)     7,417    12,482   -40.6      34,253     44,781  -23.5
Chevy C/T Series           33        22    50.0         158        126   25.4
Chevy W Series            289       293    -1.4       1,509      1,426    5.8
Colorado                9,171    19,240   -52.3      45,379     75,387  -39.8
Equinox                10,909    17,217   -36.6      56,331     70,985  -20.6
Express Cutaway/G Cut   2,082     1,816    14.6      10,230      9,347    9.4
Express Panel/G Van     9,272     9,292    -0.2      44,945     44,216    1.6
Express/G Sportvan      2,077     2,151    -3.4      10,771     12,802  -15.9
HHR                     9,503         0   ***.*      51,990          0  ***.*
Kodiak 4/5 Series         916       880     4.1       6,526      5,350   22.0
Kodiak 6/7/8 Series       309       416   -25.7       2,016      2,154   -6.4
S/T Blazer                  7       534   -98.7          93      4,032  -97.7
S/T Pickup                  0         1   ***.*           4        140  -97.1
Tahoe                  13,473    25,062   -46.2      84,933     81,472    4.2
Tracker                     0        15   ***.*          11        443  -97.5
TrailBlazer            20,261    30,532   -33.6      92,012    118,379  -22.3
Uplander                6,899     7,760   -11.1      32,509     36,196  -10.2
Venture                    17       816   -97.9         165      5,529  -97.0
................................................................................
      Avalanche         4,991     9,862   -49.4      18,739     34,283  -45.3
      Silverado-C/K
        Pickup         58,791   109,359   -46.2     317,169    384,228  -17.5
Chevrolet Fullsize
  Pickups              63,782   119,221   -46.5     335,908    418,511  -19.7
................................................................................
      Chevrolet Total 156,481   249,186   -37.2     810,087    945,827  -14.4
-------------------------------------------------------------------------------
Canyon                  2,399     5,416   -55.7      11,024     20,246  -45.5
Envoy                   7,381    16,531   -55.4      36,994     57,246  -35.4
GMC C/T Series             25        20    25.0         119        112    6.3
GMC W Series              474       859   -44.8       2,540      2,869  -11.5
Safari (GMC)                5       330   -98.5          55      2,635  -97.9
Savana Panel/G Classic  1,709     2,093   -18.3       8,989     11,483  -21.7
Savana Special/G Cut    1,047       701    49.4       7,651      8,738  -12.4
Savana/Rally              339       271    25.1       1,450      1,277   13.5
Sierra                 20,661    38,971   -47.0     101,618    126,181  -19.5
Sonoma                      0         2   ***.*           0         63  ***.*
Topkick 4/5 Series      1,282     2,080   -38.4       6,839      7,714  -11.3
Topkick 6/7/8 Series      980       890    10.1       4,121      4,584  -10.1
Yukon                   6,422    12,590   -49.0      32,940     38,415  -14.3
Yukon XL                4,880     8,217   -40.6      19,408     26,739  -27.4
      GMC Total        47,604    88,971   -46.5     233,748    308,302  -24.2
-------------------------------------------------------------------------------
HUMMER H1                  57        46    23.9         195        199   -2.0
HUMMER H2               1,365     2,867   -52.4       8,361     12,369  -32.4
HUMMER H3               4,239     3,841    10.4      24,239      4,800  405.0
      HUMMER Total      5,661     6,754   -16.2      32,795     17,368   88.8
-------------------------------------------------------------------------------
Bravada                     0        15   ***.*          19        247  -92.3
Silhouette                  0         5   ***.*          10        121  -91.7
      Oldsmobile Total      0        20   ***.*          29        368  -92.1
-------------------------------------------------------------------------------
Other-Isuzu F Series      146       121    20.7         658        578   13.8
Other-Isuzu H Series       12         8    50.0          70         22  218.2
Other-Isuzu N Series    1,494     1,674   -10.8       6,364      6,814   -6.6
      Other-Isuzu Total 1,652     1,803    -8.4       7,092      7,414   -4.3
-------------------------------------------------------------------------------
Aztek                      23       588   -96.1         279      3,527  -92.1
Montana                    23       456   -95.0         300      2,534  -88.2
Montana SV6               497     2,256   -78.0      11,030      8,782   25.6
Torrent                 4,789         0   ***.*      22,221          0  ***.*
      Pontiac Total     5,332     3,300    61.6      33,830     14,843  127.9
-------------------------------------------------------------------------------
9-7X                      540       316    70.9       2,908        363  701.1
      Saab Total          540       316    70.9       2,908        363  701.1
-------------------------------------------------------------------------------
Relay                     559     1,886   -70.4       3,367      8,567  -60.7
VUE                    10,473    11,238    -6.8      46,593     42,319   10.1
      Saturn Total     11,032    13,124   -15.9      49,960     50,886   -1.8
-------------------------------------------------------------------------------
      GM Total        241,979   382,601   -36.8   1,249,998  1,433,259  -12.8
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    240,049   380,170   -36.9   1,241,382  1,423,793  -12.8
-------------------------------------------------------------------------------
GM Import               1,930     2,431   -20.6       8,616      9,466   -9.0
-------------------------------------------------------------------------------
      GM Total        241,979   382,601   -36.8   1,249,998  1,433,259  -12.8
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    236,019   375,338   -37.1   1,219,078  1,401,510  -13.0
-------------------------------------------------------------------------------
GM Import                   0         0   ***.*           0          0  ***.*
-------------------------------------------------------------------------------
      GM Total        236,019   375,338   -37.1   1,219,078  1,401,510  -13.0
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    June 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 June                    January - June
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        26        26
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             5,486    10,672   -48.6      41,409     49,576  -16.5
Cadillac Total          8,191     8,455    -3.1      38,140     38,312   -0.4
Chevrolet Total       156,256   248,981   -37.2     809,031    944,799  -14.4
GMC Total              47,214    88,189   -46.5     231,730    305,907  -24.2
HUMMER Total            5,661     6,754   -16.2      32,795     17,368   88.8
Oldsmobile Total            0        20   ***.*          29        368  -92.1
Other-Isuzu Total         337       359    -6.1       1,550      1,371   13.1
Pontiac Total           5,332     3,300    61.6      33,830     14,843  127.9
Saab Total                540       316    70.9       2,908        363  701.1
Saturn Total           11,032    13,124   -15.9      49,960     50,886   -1.8
      GM North America
        Total*        240,049   380,170   -36.9   1,241,382  1,423,793  -12.8
-------------------------------------------------------------------------------
Chevrolet Total           225       205     9.8       1,056      1,028    2.7
GMC Total                 390       782   -50.1       2,018      2,395  -15.7
Other-Isuzu Total       1,315     1,444    -8.9       5,542      6,043   -8.3
      GM Import Total   1,930     2,431   -20.6       8,616      9,466   -9.0
-------------------------------------------------------------------------------
      GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             5,486    10,672   -48.6      41,409     49,576  -16.5
Cadillac Total          8,191     8,455    -3.1      38,140     38,312   -0.4
Chevrolet Total       154,934   247,575   -37.4     799,878    936,771  -14.6
GMC Total              44,843    85,122   -47.3     220,129    293,023  -24.9
HUMMER Total            5,661     6,754   -16.2      32,795     17,368   88.8
Oldsmobile Total            0        20   ***.*          29        368  -92.1
Pontiac Total           5,332     3,300    61.6      33,830     14,843  127.9
Saab Total                540       316    70.9       2,908        363  701.1
Saturn Total           11,032    13,124   -15.9      49,960     50,886   -1.8
      GM North America
        Total*        236,019   375,338   -37.1   1,219,078  1,401,510  -13.0
-------------------------------------------------------------------------------


                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             5,486    10,672   -48.6      41,409     49,576  -16.5
Cadillac Total          8,191     8,455    -3.1      38,140     38,312   -0.4
Chevrolet Total       154,934   247,575   -37.4     799,878    936,771  -14.6
GMC Total              44,843    85,122   -47.3     220,129    293,023  -24.9
HUMMER Total            5,661     6,754   -16.2      32,795     17,368   88.8
Oldsmobile Total            0        20   ***.*          29        368  -92.1
Pontiac Total           5,332     3,300    61.6      33,830     14,843  127.9
Saab Total                540       316    70.9       2,908        363  701.1
Saturn Total           11,032    13,124   -15.9      49,960     50,886   -1.8
     GM Total         236,019   375,338   -37.1   1,219,078  1,401,510  -13.0
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                       GM Production Schedule - 07/03/06



                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----


2006 Q2 #       462   775   1,237    502       207     489      2,435    17  58        262
  O/(U) prior
forecast:@ *      7     5      12      0        (8)    (15)       (11)    0   0         (7)
                ------------------   ---       ---     ---      -----


2006 Q3 #       405   645   1,050    372       217     506      2,145    12  48        248
  O/(U) prior
forecast:@ *     5     (5)      0      0         0     (10)       (10)    0   6         (9)
                ------------------   ---       ---     ---      -----
===============================================================================================
                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
   2001
1st Qtr.        580   634   1,214    538       138      51      1,941    18   9         NA
2nd Qtr.        638   726   1,364    491       165      64      2,084    13  16         NA
3rd Qtr.        574   664   1,238    373       146      74      1,832    11  15         NA
4th Qtr.        573   721   1,294    441       127      67      1,929     9  16         NA
              ----- -----   -----  -----       ---     ---      -----    --  --
      CY      2,365 2,745   5,110  1,842       575     256      7,786    51  56         NA

     2002
1st Qtr.        600   753   1,353    456       131      65      2,005    11  11         NA
2nd Qtr.        688   865   1,553    453       141      74      2,221    15  17         NA
3rd Qtr.        568   740   1,308    408       132      87      1,935    19  20         NA
4th Qtr.        602   824   1,426    453       157      81      2,117    14  25         NA
              ----- -----   -----  -----       ---     ---      -----    --  --
      CY      2,458 3,182   5,640  1,770       561     307      8,278    59  73         NA

     2003
1st Qtr.        591   860   1,451    491       127      77      2,146    19  24         NA
2nd Qtr.        543   837   1,380    488       128      90      2,086    19  24         NA
3rd Qtr.        492   753   1,245    393       135     120      1,893    20  17         NA
4th Qtr.        558   827   1,385    446       157     133      2,121    16  20         NA
              ----- -----   -----  -----       ---     ---      -----    --  --
      CY      2,184 3,277   5,461  1,818       547     420      8,246    74  85         NA

     2004
1st Qtr.        525   820   1,345    473       159     296      2,273    19  19        247
2nd Qtr.        543   846   1,389    503       172     337      2,401    18  48        284
3rd Qtr.        463   746   1,209    411       185     314      2,119    16  43        261
4th Qtr.        466   811   1,277    442       200     386      2,305    17  47        324
              ----- -----   -----  -----       ---   -----      -----    -- ---
      CY      1,997 3,223   5,220  1,829       716   1,333      9,098    70 158      1,116

     2005
1st Qtr.        470   712   1,182    502       185     335      2,204    16  51        286
2nd Qtr.        458   789   1,247    501       195     398      2,341    17  49        337
3rd Qtr.        423   723   1,146    412       207     409      2,174    15  50        199
4th Qtr.        483   798   1,281    443       188     420      2,332    14  68        197
              ----- -----   -----  -----       ---   -----      -----    -- ---
      CY      1,834 3,022   4,856  1,858       775   1,562      9,051    62 218       1,019

     2006
1st Qtr.        496   759   1,255    494       194     472      2,415    18  50        246
2nd Qtr. #      462   775   1,237    502       207     489      2,435    17  58        262
3rd Qtr. #      405   645   1,050    372       217     506      2,145    12  48        248
              ----- -----   -----  -----       ---     ---      -----    --  --

See notes on next page.

* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@ Numbers may vary due to rounding
# Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 (2004)
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                         (Registrant)

Date:  July 3, 2006                  By:  /s/PAUL W. SCHMIDT
                                     ---  ------------------
                                          (Paul W. Schmidt, Controller)